                                                                     EXHIBIT 4.3

                                                                  Conformed Copy



                       KINDER MORGAN ENERGY PARTNERS, L.P.

                $200,000,000 FLOATING RATE SENIOR NOTES DUE 2002

                      $200,000,000 8% SENIOR NOTES DUE 2005

                      ------------------------------------


                          REGISTRATION RIGHTS AGREEMENT


                                                                  March 22, 2000

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated & Co.
Banc of America Securities LLC
First Union Securities, Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

         Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell to you (the "Purchasers") upon the terms and subject to the conditions set forth in the Purchase Agreement (as defined herein) an aggregate of $200,000,000 principal amount of its Floating Rate Senior Notes due 2002 and an aggregate of $200,000,000 principal amount of its 8% Senior Notes due 2005. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Partnership agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

SECTION 1. Certain Definitions.

         For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

         "Additional Interest" shall have the meaning assigned thereto in
Section 2(c) hereof.

         "Additional Interest Event" shall have the meaning assigned thereto in
Section 2(c) hereof.

         The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

         "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or regulation to close.

         "Closing Date" shall mean the date on which the Securities (as defined herein) are initially issued.

         "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Conduct Rules" shall have the meaning assigned thereto in Section 3(c)(xix) hereof.

         "Effective Time", in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Partnership in accordance with Section 3(c)(ii) or 3(c)(iii) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934 , or any successor statute thereto, in each case as amended from time to time.

         "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Registration" shall have the meaning assigned thereto in
Section 3(b) hereof.

         "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Securities" shall have the meaning assigned thereto in
Section 2(a) hereof.

         "Exchange Series" shall have the meaning assigned thereto in Section 2(a) hereof.

         "holder" shall mean each of the Purchasers and each other person who acquires Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

         "Indenture" shall mean the Indenture, dated as of March 22, 2000, between the Partnership and First Union National Bank, as Trustee, as the same shall be amended from time to time.

         "NASD" shall have the meaning assigned thereto in Section 3(c)(xix) hereof.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "Partnership" shall mean Kinder Morgan Energy Partners, L.P., a Delaware limited partnership.

         "person" shall mean any individual, corporation, partnership (whether general or limited), joint venture, limited liability company, association, joint stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof or governmental agency.

         "Purchase Agreement" shall mean the Purchase Agreement, dated as of March 17, 2000, between the Partnership and Goldman, Sachs & Co., as representative of the Purchasers relating to the Securities, as the same shall be amended from time to time.

         "Purchasers" shall mean, collectively, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and First Union Securities, Inc.

         "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
Section 2(a) hereof (provided, that any Exchange Security that, pursuant to the last two sentences of Section 2(a) hereof, is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security until resale of such Registrable Security has been effected within the 90-day period referred to in Section 2(a) hereof); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Partnership or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144 (or any similar provision then in effect); or (v) such Security shall cease to be outstanding.

         "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

         "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Restricted Holder" shall mean (i) a holder that is an affiliate of the Partnership within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Partnership.

         "Rule 144", "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

         "Rule 144(k) Holding Period" shall have the meaning assigned thereto in
Section 2(b) hereof.

         "Securities" shall mean, collectively, the Floating Rate Senior Notes due 2002 and the 8% Senior Notes due 2005 of the Partnership to be issued and sold to the Purchasers.

         "Securities Act" shall mean the Securities Act of 1933, or any successor statute thereto, as the same shall be amended from time to time.

         "Series" shall mean a series of the Securities or the Exchange Securities, as the case may be.

         "Series of Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor statute thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

SECTION 2. Registration Under the Securities Act.

                  (a) Except as set forth in Section 2(b) below, the Partnership agrees to use its reasonable efforts to file under the Securities Act, as soon as practicable, but no later than 90 days after the Closing Date, a single registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement" and, such offer, the "Exchange Offer") any and all of the Securities of each Series for a like aggregate principal amount of debt securities issued by the Partnership, which debt securities will be substantially identical to the Securities of such Series (and will be entitled to the benefits of a trust indenture that will be substantially identical to the Indenture or is the Indenture and that will be qualified under the Trust Indenture Act), except that such new debt securities will have been registered pursuant to an effective registration statement under the Securities Act, will not be subject to transfer restrictions or registration rights and will not be entitled to the benefit of provisions for the Additional Interest contemplated in Section 2(c) below (such new debt securities hereinafter called "Exchange Securities" and each Series thereof an "Exchange Series" or a "Series of Exchange Securities"). The Partnership agrees to use its reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 180 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Partnership further agrees to use its reasonable efforts to commence and complete the Exchange Offer promptly, but no later than 45 Business Days after such Exchange Registration Statement has become effective, to hold the Exchange Offer open for at least 30 days and to exchange each Series of Exchange Securities for all Registrable Securities of the same Series that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Partnership having exchanged Exchange Securities for all outstanding Registrable Securities of the comparable Series that are properly tendered and not withdrawn pursuant to the Exchange Offer and (ii) the Partnership having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities of the comparable Series that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Partnership agrees
(x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 5(a), (c), (d) and (e) hereof.

                  (b) If (i) the Partnership determines that the Exchange Registration Statement is not available or the Exchange Offer may not be consummated because it would violate applicable law or the applicable interpretations of the staff of the Commission, (ii) the Exchange

Offer has not been completed within 180 days plus 45 Business Days following the Closing Date or (iii) in the opinion of counsel for the Purchasers, under applicable law or the applicable interpretations of the staff of the Commission, the Purchasers are not entitled to tender Securities in the Exchange Offer or must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any offering or sale of Registrable Securities, the Partnership shall, in lieu of conducting the Exchange Offer contemplated by Section 2(a) hereof, use its reasonable efforts to file under the Securities Act, as soon as practicable after the time such obligation to file arises, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and, such registration statement, the "Shelf Registration Statement"). The Partnership agrees to use its reasonable efforts to cause the Shelf Registration Statement to become or be declared effective and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Closing Date or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period (the "Rule 144(k) Holding Period") or such time as there are no longer any Registrable Securities outstanding; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and furnishes to the Partnership in writing, within 20 days after receipt of a request therefor, such information with respect to such Electing Holder required under Regulation S-K under the Act as the Partnership may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Electing Holder shall be entitled to Additional Interest pursuant to Section 2(c) hereof unless and until such Electing Holder shall have used its reasonable efforts to provide all such reasonably requested information. Each Electing Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Partnership all information required to be disclosed in order to make the information previously furnished to the Partnership by such Electing Holder not materially misleading. The Partnership further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Partnership for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Partnership agrees to furnish to each Electing Holder copies of any such supplement or amendment promptly after its being used following its filing with the Commission.

                  (c) The Partnership agrees to pay additional interest (the "Additional Interest") upon the occurrence of any of the following events (each such event, an "Additional Interest Event"):

                           (i) if the Exchange Registration Statement or Shelf Registration Statement is not filed within 90 days following the Closing Date, then commencing on the 91st day after the Closing Date, Additional Interest shall accrue on the Securities over and above the otherwise applicable interest rate at a rate of 0.25% per year; or

                           (ii) if an Exchange Registration Statement or Shelf Registration Statement is filed and is not declared effective within 180 days following the Closing Date, then commencing on the 181st day after the Closing Date, Additional Interest shall accrue on the Securities over and above the otherwise applicable interest rate at a rate of 0.25% per year; or

                           (iii) if either (A) the Partnership has not exchanged Exchange Securities of either Series for all Securities of the same Series validly tendered in accordance with the terms of the Exchange Offer on or prior to 45 Business Days after the date on which the Exchange Registration Statement was declared effective, or (B) the Shelf Registration Statement has been declared effective, but such Shelf Registration Statement ceases to be effective at any time (I) prior to the expiration of the Rule 144(k) Holding Period and (II) while Registrable Securities are outstanding, then Additional Interest shall accrue on the Securities over and above the otherwise applicable interest rate at a rate of 0.25% per year commencing on the (x) 46th Business Day after such effective date, in the case of (A) above, or
         (y) the day the Shelf Registration Statement ceases to be effective, in the case of (B) above;

provided, however, that the circumstances under which the Partnership may be required to pay Additional Interest are not cumulative and the rate at which Additional Interest accrues on the Securities shall never exceed 0.25% per year; and, provided further, that Additional Interest on the Securities shall cease to accrue upon the earlier of (i) when all Additional Interest Events have been cured or (ii) upon the expiration of the Rule 144(k) Holding Period. For purposes of clarifying the foregoing provisions, Additional Interest shall not accrue at any time that there are no Registrable Securities outstanding.

         All accrued Additional Interest shall be payable, in the manner provided for the payment of interest in the Indenture and the Securities, on each applicable Interest Payment Date (as defined in the Indenture).

                  (d) The Partnership shall take all actions reasonably necessary to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

                  (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

SECTION 3. Registration Procedures.

         If the Partnership files a registration statement pursuant to Section 2(a) or Section 2(b) hereof, the following provisions shall apply:

                  (a) At or before the Effective Time of the Exchange Registration or the Shelf Registration, as the case may be, the Partnership shall qualify the Indenture under the Trust Indenture Act.

                  (b) In connection with the Partnership's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) hereof (the "Exchange Registration"), if applicable, the Partnership shall, as soon as practicable (or as otherwise specified):

                           (i) use its reasonable efforts to prepare and file with the Commission, as soon as practicable, but no later than 90 days after the Closing Date, an Exchange Registration Statement on any form that may be utilized by the Partnership and that shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a) hereof, and use its reasonable efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 180 days following the Closing Date;

                           (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in
         Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

                           (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement and, if requested by such broker-dealer, confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (iv) in the event that the Partnership would be required, pursuant to Section 3(b)(iii)(E) above, to notify any broker-dealers holding Exchange Securities, it will use its reasonable efforts to prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each broker-dealer agrees that upon receipt of any notice from the Partnership pursuant to Section 3(b)(iii)(E) hereof, such broker-dealer shall forthwith discontinue the disposition of Exchange Securities pursuant to the Exchange Registration Statement applicable to such Exchange Securities until such broker-dealer shall have received copies of such amended or supplemented prospectus and, if so directed by the Partnership, such broker-dealer shall deliver to the Partnership (at the Partnership's expense) all copies of the prospectus covering such Exchange Securities then in such broker-dealers' possession for the purpose of making offers of Exchange Securities;

                           (v) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                           (vi) use its reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as any holder of Exchange Securities shall reasonably request in writing no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions under the securities laws or blue sky laws of such jurisdictions; provided, however, that the Partnership shall not be required for any such purpose to (1) qualify as a foreign partnership or as a dealer in securities in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Agreement, (2) consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction if it is not already so subject or (3) make any changes to its certificate of limited partnership or its agreement of limited partnership or any agreement between it and its unitholders;

                           (vii) use its reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, that may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

                           (viii) provide a CUSIP number for each series of Exchange Securities, not later than the applicable Effective Time;

                           (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable, but no later than 18 months after the effective date of such Exchange Registration Statement, an earnings statement of the Partnership and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Partnership, Rule 158 thereunder).

         As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Electing Holder shall furnish, upon the request of the Partnership, prior to the consummation thereof, a written representation to the Partnership (which may be contained in the letter of transmittal contemplated by the Exchange Registration) to the effect that (A) it is not an affiliate of the Partnership, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, although Electing Holders shall otherwise cooperate in the Partnership's preparation for the Exchange Offer. Each Electing Holder hereby acknowledges and agrees that any broker-dealer who purchases the Securities from the Partnership to resell pursuant to Rule 144A or any other available exemption under the Securities Act or any Electing Holder who is an affiliate of the Partnership or who intends to use the Exchange Offer to participate in a distribution of the Exchange Securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, (2) will not be entitled to tender Securities in the Exchange Offer, and (3) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Securities unless such sale or transfer is made pursuant to any exemption from such requirements.

                  (c) In connection with the Partnership's obligations with respect to the Shelf Registration, if applicable, the Partnership shall, as soon as practicable (or as otherwise specified):

                           (i) use its reasonable efforts to prepare and file with the Commission a Shelf Registration Statement on any form that may be utilized by the Partnership and that shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its reasonable efforts to cause such Shelf Registration Statement to become effective;

                           (ii) not less than 30 days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Partnership by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 20 days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Partnership;

                           (iii) after the Effective Time of the Shelf
         Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided, that the Partnership shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Partnership; and, provided further, that the Partnership shall not be required to file an amendment to such Shelf Registration Statement for the sole reason of naming such holder as a selling securityholder in the Shelf Registration Statement;

                           (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                           (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration

         Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

                           (vi) provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                           (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b) hereof, make available at reasonable times at the Partnership's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(c)(vi) hereof who shall certify to the Partnership that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Partnership, and reasonably cause the officers, employees, counsel and independent certified public accountants of the Partnership to respond to such inquiries, as shall be reasonably necessary to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records considered by the Partnership in good faith as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Partnership prompt prior written notice of such requirement), or (C) such information is required, as determined by the Partnership in good faith and its counsel, to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission thereunder and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (viii) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and, if requested by such Holders, agents or underwriters, confirm such advice in writing,

         (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (ix) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                           (x) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder may reasonably propose should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (xi) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(c)(vi), a copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Partnership hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Partnership, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                           (xii) use reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request in writing, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above, and (C) take any and all other actions as may be reasonably necessary to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions under the securities laws or blue sky laws of such jurisdictions; provided, however, that the Partnership shall not be required for any such purpose to (1) qualify as a foreign partnership or as a dealer in securities in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Agreement, (2) consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction if it is not already so subject, or (3) make any changes to its certificate of limited partnership or its agreement of limited partnership or any agreement between it and its unitholders;

                           (xiii) use its reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, that may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

                           (xiv) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may reasonably request at least two Business Days prior to any sale of the Registrable Securities;

                           (xv) provide a CUSIP number for each series of Registrable Securities, not later than the applicable Effective Time;

                           (xvi) in connection with an underwritten offering of Registrable Securities, enter into one or more customary underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding (it being understood for purposes of this Agreement that all holders of the Registrable Securities shall vote on this and any other matter as a single class) shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                           (xvii) in connection with any underwritten offering of Registrable Securities pursuant to a Shelf Registration, to the extent requested by the underwriters thereof, (A) make such representations and warranties to the Electing Holders and the underwriters thereof in form, substance and scope as are customarily made in primary underwritten offerings of debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement; (B) obtain an opinion of counsel to the Partnership in customary form and covering such matters of the type customarily covered by such an opinion in primary offerings of debt securities as the underwriters thereof may reasonably request, addressed to such underwriters thereof and dated the effective date of such Shelf Registration Statement and the date of the closing under the underwriting agreement relating thereto) covering the matters customarily covered in opinions requested in primary underwritten offerings of debt securities (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions and it being understood that opinions that are substantially the same as those called for by the Purchase Agreement will be satisfactory for these purposes); (C) obtain a "cold comfort" letter or "cold comfort" letters from the independent certified public accountants of the Partnership addressed to the underwriters thereof, dated (i) the effective date of such Shelf Registration Statement and
         (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement that includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement that includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such customary documents and certificates, including officers' certificates, as may be reasonably requested by the underwriters thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Partnership; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 5 hereof;

                           (xviii) notify in writing each holder of Registrable Securities of any proposal of any amendment or waiver effected pursuant to Section 8(h) hereof, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                           (xix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of such Shelf Registration Statement, an earnings statement of the Partnership and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Partnership, Rule 158 thereunder).

                  (d) In the event that the Partnership would be required, pursuant to Section 3(c)(viii)(E) above, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Partnership shall without any unreasonable delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Partnership pursuant to Section 3(c)(viii)(E) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Partnership, such Electing Holder shall deliver to the Partnership (at the Partnership's expense) all copies of the prospectus covering such Registrable Securities then in such Electing Holder's possession for the purpose of making offers of the Registrable Securities.

                  (e) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Partnership may require such Electing Holder to furnish to the Partnership such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Partnership as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Partnership or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Partnership any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (f) Until the expiration of the Rule 144(k) Holding Period, the Partnership will not, and will use its reasonable efforts to cause its "affiliates" (as defined in Rule 144) not to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

SECTION 4. Registration Expenses.

         The Partnership agrees to bear and to pay or cause to be paid promptly all reasonable expenses incident to the Partnership's performance of or compliance with this Registration Rights Agreement, including (a) all Commission and any applicable NASD registration, filing and review fees and expenses, including fees and disbursements of one counsel for the placement or sales agent or underwriters as a group in connection with such NASD registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the state securities and blue sky laws referred to in Section 3(c)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may reasonably designate, but not the fees and disbursements of counsel for the Electing Holders or underwriters as a group in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any required underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses incurred by the Partnership, its counsel and auditors relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Partnership's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Partnership (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Partnership), (i) any fees charged by securities rating services for rating the Securities, and
(j) fees, expenses and disbursements of any other persons, including special experts, retained by the Partnership in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are reasonably incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Partnership shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions, transfer taxes, if any, and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

SECTION 5. Indemnification.

                  (a) Indemnification by the Partnership. The Partnership will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the

Partnership to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Partnership shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Partnership by such person expressly for use therein; and, provided further, that the Partnership shall not be liable to any such person, to the extent that any such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission if either (A)(i) such person was required by law to send or deliver, and failed to send or deliver, a copy of the prospectus with or prior to delivery of written confirmation of the sale by such person to the person asserting the claims from which such losses, claims, damages or liabilities arise and (ii) the prospectus previously delivered by the Partnership to such person would have corrected such untrue statement or alleged untrue statement or omission or alleged omission, (B)(i) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment to the prospectus and (ii) having been previously furnished by or on behalf of the Partnership with copies of the prospectus as so amended or supplemented, such person failed to send or deliver a copy of such amendment to the prospectus with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such losses, claims, damages or liabilities arise or (C)(i) such person disposed of Registrable Securities to the person asserting the claim from which such losses, claims, damages or liabilities arise pursuant to an Exchange Registration Statement or Shelf Registration Statement and sent or delivered, or was required by law to send or deliver, a prospectus to such person in connection with such disposition, (ii) such person received a suspension notice as provided in Sections 3(b)(iii)(C) through (E) and 3(c)(vii)(C) through (E) hereof in writing at least one Business Day prior to the date of such disposition and (iii) such untrue statement or alleged untrue statement or omission or alleged omission was the reason for such suspension notice.

                  (b) Indemnification by the Holders and any Agents and Underwriters. In the case of a Shelf Registration pursuant to Section 2(b) hereof, each Electing Holder and each underwriter who participates as an underwriter in any offering or sale of Registrable Securities to the Registrable Securities, severally and not jointly, will (i) indemnify and hold harmless the Partnership, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Partnership or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Partnership to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Partnership by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Partnership for any legal or other expenses reasonably incurred by the Partnership in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 5(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 5, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 5(a) or 5(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Contribution. If for any reason the indemnification provisions contemplated by Section 5(a) or Section 5(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this
Section 5(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) The obligations of the Partnership under this Section 5 shall be in addition to any liability that the Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Electing Holder, sales agent or underwriter participating in the sale of Registered Securities within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 5 shall be in addition to any liability that the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership (including any person who, with his consent, is named in any registration statement as about to become a director of the Partnership) and to each person, if any, who controls the Partnership within the meaning of the Securities Act.

SECTION 6. Underwritten Offerings.

                  (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided, that such designated managing underwriter or underwriters is or are reasonably acceptable to the Partnership.

                  (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

SECTION 7. Rule 144.

         The Partnership covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Partnership shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Partnership shall advise such holder in writing as to whether the Partnership has complied with such requirements.

SECTION 8. Miscellaneous.

                  (a) No Inconsistent Agreements. The Partnership represents, warrants, covenants and agrees that, except pursuant to the Partnership Agreement relating to the Partnership and granted in connection with the acquisition of certain assets, it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities that would be inconsistent with the terms contained in this Registration Rights Agreement.

                  (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Partnership fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Partnership under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any state thereof having jurisdiction; provided, that, in the case of any terms of this Registration Rights Agreement for which Additional Interest pursuant to Section 2(c) hereof is expressly provided as a remedy of a violation of such terms, such Additional Interest shall be the sole monetary damages for such violation.

                  (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or telecopied (when receipt is acknowledged) as follows: if to the Partnership, 1301 McKinney Street, Suite 3450, Houston, Texas 77010, Attention: Park Shaper, telecopier number (713) 844-3781 (with a copy to the General Counsel), and, if to a holder, to the address of such holder set forth in the security register or other records of the Partnership, or to such other address as the Partnership or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  (d) Parties in Interest. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders; provided, however, that nothing herein shall be deemed to permit any transfer of Registrable Securities in violation of this Agreement, the Indenture or applicable law. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Registration Rights Agreement. If the Partnership shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

                  (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

                  (f) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (g) Headings. The descriptive headings of the several Sections and paragraphs of this Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Registration Rights Agreement.

                  (h) Entire Agreement; Amendments. This Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto that form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Registration Rights Agreement may be amended and the observance of any term of this Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Partnership and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding (except with respect to Section 2(c) hereof, which may be amended only with the consent of each holder of Registrable Securities at the time outstanding). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 8(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, being one for the Partnership, one for each Purchaser and one for each counsel, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Partnership.


                                        Very truly yours,


                                        KINDER MORGAN ENERGY
                                          PARTNERS, L.P.

                                        By: Kinder Morgan G.P., Inc.,
                                            its general partner

                                            By: /s/ Joseph Listengart
                                                ------------------------------
                                                Name: Joseph Listengart
                                                Title: Vice President, General
                                                         Counsel and Secretary


Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED & CO.
BANC OF AMERICA SECURITIES LLC
FIRST UNION SECURITIES, INC.

By: Goldman, Sachs & Co.


By: /s/ Goldman, Sachs & Co.
   --------------------------
   Name:
   Title:



                                 Signature Page

                                                                       EXHIBIT A


                      KINDER MORGAN ENERGY PARTNERS, L.P.

                         INSTRUCTION TO DTC PARTICIPANTS

                                [DATE OF MAILING]

                     URGENT -- IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE]*

         The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Floating Rate Senior Notes due 2002 and the 8% Senior Notes due 2005 (the "Securities") of Kinder Morgan Energy Partners, L.P. (the "Partnership") are held.

         The Partnership is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

         It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Kinder Morgan Energy Partners, L.P., 1301 McKinney Street, Suite 3450, Houston, Texas 77010,
Attention: General Counsel.



---------------
* Not less than 20 calendar days from date of mailing.

                       KINDER MORGAN ENERGY PARTNERS, L.P.

                        NOTICE OF REGISTRATION STATEMENT
                                       AND
                      SELLING SECURITYHOLDER QUESTIONNAIRE

                                     [DATE]

         Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Kinder Morgan Energy Partners, L.P. (the "Partnership"), and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Partnership has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Partnership's Floating Rate Senior Notes due 2002 and 8% Senior Notes due 2005 (the "Securities"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (the "Notice and Questionnaire") must be completed, executed and delivered to the Partnership's counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the prospectus forming a part thereof for resales of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

                                    ELECTION

         The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Partnership and Trustee the Notice of Transfer set forth in Appendix A to the prospectus and as Exhibit B to the Registration Rights Agreement. The Selling Securityholder hereby provides the following information to the Partnership and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE


(1)      (a)      Full Legal Name of Selling Securityholder:
                                                            -------------------

         (b)      Full Legal Name of Registered Holder (if not the same as in
                  (a) above) of Registrable Securities Listed in Item (3) below:

                  -------------------------------------------------------------

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

                  -------------------------------------------------------------

(2)               Address for Notices to Selling Securityholder:


                  ---------------------------------------------

                  ---------------------------------------------

                  ---------------------------------------------

                  Telephone:
                                 ------------------------------
                  Fax:
                                 ------------------------------
                  Contact Person:
                                 ------------------------------

(3)               Beneficial Ownership of Securities:

                  Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

         (a) Principal amount of Registrable Securities beneficially owned: Title and CUSIP No(s). of such Registrable Securities:

                  -------------------------------------------------------------
                  -------------------------------------------------------------

         (b) Principal amount of Securities other than Registrable Securities beneficially owned: Title and CUSIP No(s). of such other Securities:
                                   --------------------------------------------
                                   --------------------------------------------

         (c) Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration
                  Statement:
                            ---------------------------------------------------
                            ---------------------------------------------------

         (d) Title and CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

                  -------------------------------------------------------------
                  -------------------------------------------------------------

(4)      Beneficial ownership of Other Securities of the Partnership:

         Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Partnership, other than the Securities listed above in Item (3).

         State any exceptions here:

(5)      Relationships with the Partnership:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Partnership (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

(6)      Plan of Distribution:

         Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
         (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

         In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Partnership, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through
         (6) above and the inclusion of such information in the Shelf Registration Statement and related prospectus. The Selling Securityholder understands that such information will be relied upon by the Partnership in connection with the preparation of the Shelf Registration Statement and related prospectus.

         In accordance with the Selling Securityholder's obligation under
         Section 3(e) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Partnership of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail or air courier guaranteeing overnight delivery as follows:

         (i)      To the Partnership:       Park Shaper, Chief Financial Officer
                                            Kinder Morgan Energy Partners, L.P.
                                            1301 McKinney Street, Suite 3450
                                            Houston, Texas 77010

         (ii)     With a copy to:           David L. Ronn
                                            Bracewell & Patterson L.L.P.
                                            South Tower Pennzoil Place
                                            711 Louisiana, Suite 2900
                                            Houston, Texas 77002-2718

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Partnership's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Partnership and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:
      -----------------

                                      -----------------------------------------
                                      Selling Securityholder
                                      (Print/type full legal name of beneficial owner of Registrable Securities)

                                      By:
                                         --------------------------------------
                                             Name:
                                             Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE PARTNERSHIP'S COUNSEL AT:




----------------------------

                                                                       EXHIBIT B

                         NOTICE OF TRANSFER PURSUANT TO
                             REGISTRATION STATEMENT

Kinder Morgan Energy Partners, L.P.
c/o First Union National Bank
1001 Fannin, Suite 2255
Houston, Texas 77002
Attention:  Trust Officer

         Re: Kinder Morgan Energy Partners, L.P. (the "Partnership") [Floating Rate Senior Notes due 2002]
                  [8% Senior Notes due 2005]

Dear Sirs:

         Please be advised that ________________ has transferred
[$________________ aggregate principal amount of the above-referenced Floating Rate Senior Notes due 2002] [and] [$____________ aggregate principal amount of the above-referenced 8% Senior Notes due 2005] pursuant to an effective Registration Statement on Form S-3 (File No. 333-________) filed by the Partnership.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities is named as a "Selling Holder" in the prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Securities transferred are the Securities listed in such prospectus opposite such owner's name.

Dated:
      ----------------


                                        Very truly yours,



                                        ---------------------------------------
                                        (Name)

                                        BY:


                                        ---------------------------------------
                                        (Authorized Signature)



                                       B-1